UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2024
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Charles River Laboratories International, Inc. (the "Company") held its Annual Meeting of Shareholders on May 8, 2024. For more information on the following proposals, see the Company’s proxy statement dated March 29, 2024. At the Company’s Annual Meeting, the following proposals were adopted by the votes specified below:

(a) The following eleven (11) directors were elected to serve until our 2025 Annual Meeting of Shareholders and received the number of votes listed opposite each of their names below:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
James C. Foster	43,667,281	2,380,275	140,644	2,038,517
Nancy C. Andrews	45,474,179	688,931	25,090	2,038,517
Robert J. Bertolini	44,599,861	1,562,940	25,399	2,038,517
Reshema Kemps-Polanco	46,096,094	66,865	25,241	2,038,517
Deborah T. Kochevar	43,252,303	2,910,578	25,319	2,038,517
George Llado, Sr.	45,449,038	713,929	25,233	2,038,517
Martin W. Mackay	39,753,364	6,409,765	25,071	2,038,517
George E. Massaro	43,532,473	2,629,967	25,760	2,038,517
Craig B. Thompson	46,041,753	121,233	25,214	2,038,517
Richard F. Wallman	44,122,023	2,040,680	25,497	2,038,517
Virginia M. Wilson	45,342,311	820,481	25,408	2,038,517

(b) The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
43,833,503	2,299,362	55,335	2,038,517

(c) The shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2024.

For	Against	Abstain	Broker Non-Votes
45,612,837	2,586,704	27,176	0

(e) The shareholders did not approve the shareholder proposal submitted by PETA to publish a report on non-human primates imported by the Company.

For	Against	Abstain	Broker Non-Votes
11,428,432	34,538,572	221,196	2,038,517

Computershare Trust Company, N.A., our transfer agent, acted as independent proxy tabulator and Inspector of Election at the Annual Meeting of Shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	May 10, 2024	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Corporate Secretary & Chief Compliance Officer

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